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                                                                    EXHIBIT 23.3



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 24, 2000 included in Mirage Resorts, Incorporated's Annual Report on Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in or made a part of this Registration Statement.




                                                 ARTHUR ANDERSEN LLP

Las Vegas, Nevada
November 27, 2000